UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): September 4, 2003


                 EPIC FINANCIAL  CORPORATION
              ----------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                 000-33417                 88-0451534
  -----------            ---------------            --------------
(State or other       (Commission File No.)        (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)




        3300 Irvine Avenue, Suite 220, Newport Beach,
                      California 92660
       -----------------------------------------------
          (Address of principal executive offices)




     Registrant's telephone number, including area code: (949) 622-1130


                                 N/A
                          -------------------
     (Former  name or  former address, if changed since last report)













Item 5.        OTHER EVENTS.

     On September 4, 2003, the Saddleback Investment Services, Inc. dba American National Mortgage, a wholly owned subsidiary of the Registrant, and American Premier Bank entered into an agreement whereby American National Mortgage will provide mortgage banking services to the customers of American Premier Bank and will assist American Premier Bank in the development of its own mortgage lending business operations.


Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

                    None.

          b.   Exhibits.

               99.11   Residential Mortgage Loan Origination
                    Agreement dated September 4, 2003, by and between Saddleback Investment Services, Inc.
                    and American Premier Bank.

               99.12     Press Release by Epic Financial Corporation,
                    dated September 22, 2003, concerning the Residential Mortgage Loan Origination Agreement dated September
                    4, 2003 by and between Saddleback Investment Services, Inc. and American Premier Bank.












                              -2-






                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: September 19, 2003                 EPIC FINANCIAL CORPORATION



                               /s/ William R. Parker
                               ---------------------------
                               William R. Parker, President






























                              -3-